UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  August 12, 2005

                         COMMISSION FILE NO.:  000-49933

                         NATIONAL PARKING SYSTEMS, INC.
                         ------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                NEVADA                                 95-4886472
      ---------------------------           --------------------------------
     (STATE OR OTHER JURISDICTION          (IRS EMPLOYER IDENTIFICATION NO.)
           OF INCORPORATION)


              200 HANNOVER PARK ROAD, SUITE 120, ATLANTA, GA 30350
              ----------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (770) 650-1733
                             ------------------------
                            (ISSUER TELEPHONE NUMBER)


ITEM  3.02  UNREGISTERED  SHARES  OF  EQUITY  SECURITIES

     On October 10, 2005, National Parking Systems, Inc. (the "Company", "we", "us") issued 2,500 shares of its restricted common stock to one of its attorney's, David M. Loev ("Loev"), in consideration for Loev performing legal services for the Company. We claim an exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 since the foregoing issuances did not involve a public offering, the recipients took the shares for investment and not resale and we took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts or commissions were paid by us.

     On October 11, 2005, the Company agreed to issue 2,000 shares of the Company's restricted common stock to Stephen A. Zrenda, Jr., one of the Company's attorney's ("Zrenda"), in consideration for Zrenda performing $1,000 of legal services for the Company in October 2005. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 since the foregoing issuances did not involve a public offering, the recipients took the shares for investment and not resale and we took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts or commissions were paid by us.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 12, 2005, the Company's Board of Directors appointed Scott Schweber and Christine Ebersole, who is the niece of Marc Ebersole, our Chief Executive Officer, as Directors of the Company. As a result of the appointment of Mr. Schweber and Ms. Ebersole, the officers and Directors of the Company are as follows:

     Marc Ebersole               Chief Executive Officer, President, Chief
                                 Financial Officer, Treasurer, Secretary and
                                 Director

     Christine Ebersole          Director

     Scott Schweber              Director


NEWLY APPOINTED DIRECTORS:
--------------------------

CHRISTINE EBERSOLE

     Christine Ebersole has served as a Director of the Company since August 12, 2005. She has served as the Company's Office Manager since November 2004. From June 2003 to April 2004, she worked as a waitress at the Executive Club in New York City, New York. From September 2002 to June 2003, she was employed as an Office Manager with Sanford and Associates, in New York City, New York. From September 1999 to September 2002, she was employed as territory manger and pet sitter for Critter Sitters in Atlanta, Georgia. Ms. Ebersole is the niece of our Chief Executive Officer and Director, Marc Ebersole.

SCOTT  SCHWEBER

     Scott Schweber has served as a Director of the Company since August 12, 2005. Mr. Schweber has provided various legal services to the Company since November 2004. Since January 2004, he has served as "Of Counsel" to Dietrick, Evans, Scholz & Williams, L.L.C. in Atlanta, Georgia. From January 1993 to January 2004, he served as a partner with the law firm Schweber, Izenson & Anderson, LLP, in Atlanta Georgia. Mr. Schweber obtained a Bachelors degree in Social Thought and Political Economy in 1982, from the University of Massachusetts and a Juris Doctorate from Emory University in 1985. Mr. Schweber is admitted to the State Bar of Georgia.

ITEM 8.01 OTHER EVENTS

     In October 2005, the Company's Board of Directors approved a 4:1 forward stock split, for shareholders of record as of October 20, 2005.

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     In  October  2005,  the  Company  implemented a program to review all prior
Board of Directors and shareholder resolutions, and confirm that they were complete and complied with state law and the Company's Articles of Incorporation and Bylaws. As some past resolutions were unable to be located, and some resolutions may not have been approved by the unanimous consent of the Company's Board of Directors, the Company's previous Directors ratified many of the Company's past board resolutions which had been affected during the past two years. Additionally, the Company was unable to locate certain of these Directors' signatures on various Board of Directors resolutions, and as a result, the Company went back and obtained the signatures of the Company's previous Directors on many of the Company's Board of Directors minutes, which were signed in 2003, 2004 and 2005. The Company believes that the newly signed Board of Directors minutes do not materially change any of the Company's previous Board of Directors resolutions or effect any material actions that are inconsistent with prior filings.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

None.
                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Parking Systems, Inc.

October  14, 2005

/s/ Marc Ebersole
-------------------------
Marc Ebersole
Chief Executive Officer

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